THE PRUDENTIAL SERIES FUND

Supplement dated May 1, 2012 to the Currently Effective Statement of Additional Information

Stephen Pelletier has resigned as President and Trustee of The Prudential Series Fund.  Accordingly, all references and information pertaining to Mr. Pelletier are hereby deleted in their entirety.

Robert F. O’Donnell has been elected as President and Trustee of The Prudential Series Fund.  To reflect Mr. O’Donnell’s appointment, the biographical tables appearing in Part I of the Statement of Additional Information are hereby revised by including the following information pertaining to Mr. O’Donnell:

Name / (Age) No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robert F. O’Donnell (43) No. of Portfolios Overseen: 87
President of Prudential Annuities (since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008 - April 2012); Senior Vice President, Head of Product (July 2004 - October 2008).
None.

PSFSAISUP1